                                 MAIRS AND POWER
                               BALANCED FUND, INC.


ANNUAL REPORT
December 31, 2000


W-1420 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota 55101
651-222-8478

                                                                February 9, 2001

TO OUR SHAREHOLDERS:

FOURTH QUARTER RESULTS

     The Fund came through with another strong showing in the final quarter of 2000 primarily in response to a continued broadening of investor interest in the equity market away from technology together with a much improved bond market. Based on a December 31, 2000 net asset value per share of $51.86, the Fund produced a total rate of return for the quarter of 4.4% after adjustment for the reinvestment of the cash dividend and year end capital gain distribution. This compared most favorably with returns of a negative -7.8% for the Standard & Poor's 500 Stock Index and +1.6% for the Dow Jones Industrial Average. Because of a decline in longer term interest rates, the Lehman Bros. Gov't/Corp. Bond Index showed a rather robust 4.4% return similar to the overall Fund.

     The slowing rate of economic growth, which became evident in the third quarter, continued in the fourth quarter. The slowdown is thought to have been caused by a number of factors including previous tightening moves by the Federal Reserve, a build-up in inventories, a sharp increase in energy costs and the dramatic "melt-down" in the technology sector of the stock market. On a preliminary basis, Gross Domestic Product improved at only a 1.4% annual rate, down from a 2.7% rate in the third quarter. Consumer spending turned sluggish leading to higher inventory levels while non-residential investment spending actually declined from the third quarter. Corporate profit growth became practically non-existent after showing a relatively strong year-over-year performance in the previous quarter.

     Inflation remained under control despite significantly higher energy prices and rising unit labor cost pressures. As a consequence, the direction of longer term interest rates began to be increasingly influenced by the growing concerns over the future rate of economic growth. In this regard, U. S. Treasury interest rates fell by some 50 to 100 basis points along the entire length of the curve except for the very shortest maturities. This decline was vindicated by subsequent aggressive Fed action to lower interest rates by 50 basis points on each of two occasions in January, 2001.

     The weakness in the stock market seemed to gather momentum in the fourth quarter reflecting the slowing economy and worries over the future rate of corporate earnings growth. However, it is important to note that the damage was still confined mainly to technology and a number of other related industries. Surprisingly, several cyclically sensitive sectors such as basic industries (chemicals, metals, and forest products), consumer cyclicals (home building, retail and textiles) and transportation (airlines and railroads) did very well, rebounding from previously depressed levels. Traditionally defensive areas like consumer staples, financial and health care also continued to perform reasonably well. Within the Fund, the individual common stock holdings that did the best included Burlington Resources (+37.2%), Genuine Parts (+36.5%), Honeywell International (+32.8%) and Minnesota Mining & Mfg. (+32.2%) while those that did the worst included Corning (-46.7%), IBM (-24.4%) and Qwest Communications (-14.7%).

2000 IN REVIEW

     The Balanced Fund experienced an outstanding year in 2000 by almost any measure due in large part to the movement by investors away from technology and back to the more traditional "old economy" stocks. The Fund also benefited from falling interest rates, which in turn helped fixed income returns achieve their best performance in a number of years. For the full year, the Fund produced a much above average total investment return of 16.6% after adjustment for the reinvestment of cash dividends and year end capital gain distribution. Comparable equity benchmark returns for the Standard & Poor's 500 and Dow Jones Industrial Average were both in negative territory at -9.1% and -4.8%, respectively. In contrast, the Lehman Bros. Gov't/Corp. Bond Index posted an impressive 11.9% return. The Fund also handily out-paced its composite benchmark index (60% S & P 500 and 40% Lehman Bros. Gov't/Corp.) which was about breakeven at -0.7%. Among other comparable funds, the Fund ranked 6th within a CDA/Wiesenberger universe of 380 domestic balanced mutual funds for the year.

     After performing brilliantly in the first half, the economy became progressively weaker in the second half. However, for the full year, Gross Domestic Product showed a strong 5.0% increase over that of 1999. Most of the slowdown took place in manufacturing where capacity utilization fell to the lowest level since 1992 at 80.6% by year end. Inflation as measured by the Consumer Price Index, remained reasonably benign at 3.4% despite a surge in energy costs. In this regard, the core rate, excluding the more volatile food and energy components, increased only a moderate 2.6%. Corporate profits are believed to have increased at a "double digit" rate for the full year even though they flattened out in the final quarter.

     The big story last year was the collapse of the technology sector of the stock market that had previously soared to unprecedented levels in 1999 and into the first quarter of 2000. In fact, the NASDAQ index increased nearly fivefold since the end of 1995 and almost doubled in 1999 alone before starting its decent. Valuation levels rose to over 100 times earnings for many stocks while some relatively new unseasoned stocks of unprofitable companies were even being priced at multiples of revenues. By the end of the year, the speculative bubble had burst and the NASDAQ index had dropped more than 50% from the high point reached in March, 2000 with many individual stocks declining considerably more.

OUTLOOK FOR 2001

     As indicated by recent Fed action and a proposed stimulative tax initiative by the incoming Bush Administration, the economy is continuing to show weakness. Whether a recession, as defined by two successive quarters of declining GDP, will actually take place is difficult to forecast at this juncture. Current indications are that the first quarter will probably show a decline with not much improvement likely in the second quarter. However, the outlook for the second half seems better as the inventory correction should have run its course and the benefits of recent interest rate cuts and pending Federal fiscal action start to have their desired effect. While corporate profits are expected to be a major casualty of the first half weakness, there seems to be no good reason not to expect a brisk recovery to accompany any improvement in the economy later in the year.

     Unless the current weakness in the economy persists beyond the first half, longer term interest rates may not decline much from current levels over the remainder of the year. Last year's decline seems to have pretty well discounted recent Fed action in response to the developing economic slowdown. While additional Fed action over the near term would further reduce short-term interest rates, we would not necessarily look for any meaningful impact at the longer end of the curve. Consequently, although the outlook for the bond market in 2001 appears to be rather favorable, returns are not expected to replicate last year's excellent results.

     Prospects for the stock market seem reasonably positive considering a favorable interest rate outlook together with the likelihood of some recovery in corporate profits beginning in the second half. The key factor for the equity market over the near term will be the timing and speed of the resumption in corporate profit growth. In this regard, any second half rebound is difficult to predict partly because of the political uncertainties related to Congressional approval of the Administration's stimulative tax proposals. In the meantime, market volatility is expected to remain high given the continuing presence of historically high valuations and the tendency for investors to over-react to surprises be they positive or negative.

                                                                William B. Frels
                                                                       President

-------------------------------------------------------------------------------
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               FUND, S & P 500 INDEX, AND THE CONSUMER PRICE INDEX
-------------------------------------------------------------------------------


              1990      1991      1992      1993       1994      1995      1996       1997      1998      1999     2000
Fund           10      12.59     13.33     14.77      14.46     18.81     22.18      28.40      32.42     33.91    39.52
S & P          10      13.05     14.05     15.47      15.68     21.56     26.51      35.37      45.52     55.10    50.07
CPI            10      10.42     10.73     11.02      11.32     11.60     11.99      12.19      12.38     12.72    13.15


       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2000)
---------------------------------------------------------------------------
                                   1 Year     5 Years      10 Years
Mairs and Power Balanced Fund      +16.6%      +16.0%       +14.7%


  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF
                               FUTURE PERFORMANCE.


FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------
(SELECTED PER SHARE DATA AND RATIOS -- FOR EACH SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 YEAR ENDED DECEMBER 31
                                                2000         1999         1998         1997        1996
                                            ---------------------------------------------------------------
PER SHARE

Net asset value, beginning of year            $50.13         $50.05       $45.52       $36.84      $32.70

Investment operations:
   Net investment income                        1.37(*)(a)     1.38         1.29(*)      1.18        1.09

   Net realized and unrealized
        gains on investments                    6.86(a)        0.90         5.08         9.04        4.69
                                              ----------    ---------    ----------   ---------   ----------

                                                8.23           2.28         6.37        10.22        5.78
TOTAL FROM INVESTMENT OPERATIONS

Less distributions:
   Dividends (from net
     investment income)                        (1.58)         (1.39)       (1.24)       (1.19)      (1.10)

   Distributions (from capital gains)          (4.92)         (0.81)       (0.60)       (0.35)      (0.54)
                                              ----------    ---------    ----------   ---------   ----------

TOTAL DISTRIBUTIONS                            (6.50)         (2.20)       (1.84)       (1.54)      (1.64)
                                              ----------    ---------    ----------   ---------   ----------

NET ASSET VALUE, END OF YEAR                  $51.86         $50.13       $50.05       $45.52      $36.84
                                              ----------    ---------    ----------   ---------   ----------

TOTAL INVESTMENT RETURN                        16.6%           4.6%        14.2%        28.0%       17.9%
                                              ----------    ---------    ----------   ---------   ----------

NET ASSETS, END OF YEAR (000'S OMITTED)      $41,370        $40,611      $38,356      $28,790      $20,565

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to
     average net assets                         0.93%          0.88%        0.91%        0.92%       1.08%

   Ratio of net investment income
     to average net assets                      2.81%(a)       2.70%        2.69%        2.81%       3.16%

   Portfolio turnover rate                     12.47%         13.40%       11.88%        5.32%       8.25%

(*) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(a) Effective January 1, 2000, the Fund began amortizing premiums and accreting discounts on debt securities. The effect of this change for the year ended December 31, 2000 was to increase net investment income per share by $.02, decrease net realized and unrealized gains and losses per share by $.02, and increase the ratio of net investment income to average net assets from 2.77% to 2.81%. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.


STATEMENT OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------

ASSETS

   Investments, at market value (cost $23,490,660)                                 $41,096,166
   Dividends and interest receivable                                                   296,883
                                                                                   -----------
   Total assets                                                                     41,393,049

LIABILITIES

   Accrued management fee                                                               19,978
   Accrued custodian and transfer agent fee                                              3,205
                                                                                   -----------
   Total liabilities                                                                    23,183

NET ASSETS

   Equivalent to $51.86 per share on 797,699 shares outstanding                    $41,369,866
                                                                                   ===========

NET ASSETS CONSIST OF:

   Capital stock                                                                     $  79,770
   Additional paid-in capital                                                       23,683,380
   Accumulated undistributed net investment income                                          --
   Accumulated undistributed net realized gain on investment transactions                1,210
   Net unrealized appreciation of investments                                       17,605,506
                                                                                   -----------

TOTAL NET ASSETS                                                                   $41,369,866
                                                                                   ===========

CAPITAL STOCK (par value $.10 a share)
   Shares authorized                                                                10,000,000
                                                                                   ===========

SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000


     FACE                                                                                    MARKET VALUE
    AMOUNT                                 SECURITY DESCRIPTION                               (NOTE 2a.)
-------------  ---------------------------------------------------------------------------  ---------------

                FIXED INCOME SECURITIES

                U.S.TREASURY AND FEDERAL AGENCY OBLIGATIONS  19.4%
    $250,000    Federal Farm Credit Bank                                 7.00%    07/19/06       $252,381
     250,000    Federal Home Loan Bank                                   6.30%    05/19/03        249,796
     250,000    Federal Home Loan Bank                                  7.025%    02/17/05        250,009
     250,000    Federal Home Loan Bank                                   7.00%    07/14/05        249,998
     250,000    Federal Home Loan Bank                                   7.00%    08/15/07        249,878
     250,000    Federal Home Loan Bank                                  7.445%    08/15/07        258,931
     250,000    Federal Home Loan Bank                                  7.235%    10/19/10        260,215
     250,000    Federal Home Loan Bank                                  7.075%    07/25/12        248,804
     250,000    Federal Home Loan Mortgage Corporation                   6.00%    12/01/05        247,074
     250,000    Federal Home Loan Mortgage Corporation                   6.33%    04/24/06        248,241
     250,000    Federal Home Loan Mortgage Corporation                   7.01%    07/13/06        250,352
     250,000    Federal Home Loan Mortgage Corporation                   6.41%    01/20/09        245,577
     250,000    Federal Home Loan Mortgage Corporation                   6.25%    01/21/09        244,527
     250,000    Federal Home Loan Mortgage Corporation                   6.45%    04/29/09        246,256
     250,000    Federal Home Loan Mortgage Corporation                   7.33%    07/13/09        250,050
     250,000    Federal Home Loan Mortgage Corporation                   6.60%    11/19/13        241,742
     500,000    Federal National Mortgage Association                    6.45%    04/04/05        499,729
     250,000    Federal National Mortgage Association                    6.26%    08/03/05        249,030
     250,000    Federal National Mortgage Association                    6.41%    01/16/08        247,845
     250,000    Federal National Mortgage Association                    6.52%    03/05/08        248,066
     250,000    Federal National Mortgage Association                    6.56%    04/23/08        248,587
     250,000    Federal National Mortgage Association                    6.58%    06/16/08        248,288
     250,000    Federal National Mortgage Association                    6.18%    02/19/09        245,936
     500,000    Federal National Mortgage Association                    6.49%    03/18/09        497,599
     250,000    Federal National Mortgage Association                    7.15%    06/11/09        250,911
     250,000    Federal National Mortgage Association                    7.15%    11/03/10        249,853
     300,000    Federal National Mortgage Association                    7.00%    08/27/12        307,437
     250,000    Federal National Mortgage Association                    6.98%    10/01/12        251,881
     250,000    Federal National Mortgage Association                    6.92%    12/03/12        251,167
     250,000    Federal National Mortgage Association                    6.37%    02/25/14        245,338
                                                                                              -----------
                                                                                                8,035,498
                                                                                              -----------

DECEMBER 31, 2000

     FACE                                                                                     MARKET VALUE
    AMOUNT                                 SECURITY DESCRIPTION                                (NOTE 2a.)
-------------  ---------------------------------------------------------------------------  ---------------

                FIXED INCOME SECURITIES (CONTINUED)

                OTHER NON-CONVERTIBLE BONDS  9.3%
   $ 300,000    Bankers Trust NY Corp.                                  7.125%   07/31/02        $303,637
     250,000    General Mills, Inc.                                      7.00%   09/16/02         253,191
     250,000    Household Finance Corp.                                  7.00%   02/15/03         252,641
     250,000    Ford Motor Credit Company                                6.70%   07/16/04         249,550
     265,000    J.C. Penney & Co.                                        6.00%   05/01/06         152,289
     250,000    Lucent Technologies                                      7.25%   07/15/06         232,342
     250,000    Bankers Trust NY Corp.                                   6.70%   10/01/07         249,617
     250,000    General Foods Corporation                                7.00%   06/15/11         233,171
     200,000    Ford Motor Company Debentures                            9.50%   09/15/11         230,719
     250,000    Goldman Sachs & Company                                  8.00%   03/01/13         263,887
     250,000    Allstate Corp.                                           7.50%   06/15/13         261,092
     500,000    General Motors Acceptance Corporation                    7.30%   07/15/14         504,047
     500,000    Provident Companies                                      7.00%   07/15/18         424,193
     250,000    South Jersey Gas Co.                                    7.125%   10/22/18         234,155
                                                                                              -------------
                                                                                                3,844,531

                CONVERTIBLE BONDS  1.5%
     150,000    Cray Research, Inc.                                     6.125%   02/01/11          63,000
     331,000    Kerr McGee Corp.                                         7.50%   05/15/14         323,552
     250,000    Noram Energy                                             6.00%   03/15/12         216,875
                                                                                              -------------
                                                                                                  603,427

   NUMBER OF
     SHARES
   ---------    NON-CONVERTIBLE AND CONVERTIBLE PREFERRED STOCK 0.8%
       6,000    Barclays Bank PLC, Series E                             $2.00                     150,750
       2,500    J. P. Morgan & Co., Series A, Adj Rate Pf               $5.00                     187,500
                                                                                              -------------
                                                                                                  338,250
                                                                                              -------------

                TOTAL FIXED INCOME SECURITIES  31.0%                                           12,821,706
                                                                                              =============

DECEMBER 31, 2000

  NUMBER OF                                                                                   MARKET VALUE
    SHARES                                 SECURITY DESCRIPTION                                (NOTE 2a.)
-------------  ---------------------------------------------------------------------------  ---------------

                COMMON STOCK
                BASIC INDUSTRIES  2.8%

      16,000    Bemis Company, Inc.                                                              $537,000
      12,000    Weyerhaeuser Company                                                              609,000
                                                                                            ---------------
                                                                                                1,146,000

                CAPITAL GOODS  5.4%

       7,000    Briggs & Stratton Corporation                                                     310,625
       2,000    Cooper Industries, Inc.                                                            91,875
      25,000    Graco Inc.                                                                      1,034,375
       7,500    Ingersoll-Rand Company                                                            314,063
      40,000    MTS Systems Corporation                                                           290,000
       8,000    Pentair, Inc.                                                                     193,500
                                                                                            ---------------
                                                                                                2,234,438

                CONSUMER CYCLICAL  1.2%

      10,000    Deluxe Corp.                                                                      252,700
       5,000    Genuine Parts Company                                                             130,938
      12,000    Sturm, Ruger & Co., Inc.                                                          113,250
                                                                                            ---------------
                                                                                                  496,888

                CONSUMER STAPLE  5.1%

       5,000    Eastman Kodak Company                                                             196,875
       6,000    General Mills, Inc.                                                               267,375
       6,000    Hershey Foods Corporation                                                         386,250
      30,000    Hormel Foods Corporation                                                          558,750
      10,000    Kimberly Clark                                                                    706,900
                                                                                            ---------------
                                                                                                2,116,150

                HEALTH CARE  9.2%

      10,000    American Home Products Corporation                                                635,500
       5,000    Baxter International Inc.                                                         441,563
      15,000    Bristol-Myers Squibb Company                                                    1,109,062
      35,000    Pfizer Inc.                                                                     1,610,000
                                                                                            ---------------
                                                                                                3,796,125

                ENERGY  7.5%

      14,000    BP Amoco PLC ADR                                                                  670,250
       8,000    Burlington Resources Inc.                                                         404,000
      10,600    Exxon Mobil Corporation                                                           921,538
       6,000    Murphy Oil Corporation                                                            362,625
       9,000    Schlumberger, Limited                                                             719,437
                                                                                            ---------------
                                                                                                3,077,850

DECEMBER 31, 2000

  NUMBER OF                                                                                   MARKET VALUE
    SHARES                                 SECURITY DESCRIPTION                                (NOTE 2a.)
-------------  ---------------------------------------------------------------------------  ---------------
                COMMON STOCK (CONTINUED)

                FINANCIAL  19.1%
      15,000    American Express Company                                                         $824,062
      10,000    Bank of America Corporation                                                       458,750
      18,690    Community First Bankshares, Inc.                                                  352,774
      24,000    Firstar Corporation                                                               558,000
       5,062    Jefferson-Pilot Corp.                                                             378,385
      18,000    Merrill Lynch & Co., Inc.                                                       1,227,375
       5,000    J. P. Morgan & Co., Inc.                                                          827,500
      15,390    St. Paul Companies                                                                835,869
      17,000    U.S. Bancorp                                                                      496,188
      35,000    Wells Fargo & Company                                                           1,949,062
                                                                                            ---------------
                                                                                                7,907,965

                TECHNOLOGY  8.3%
      21,000    Corning Inc.                                                                    1,109,063
       9,000    Emerson Electric Co.                                                              709,311
      20,000    Honeywell International                                                           946,250
       8,000    International Business Machines Corporation                                       680,000
                                                                                            ---------------
                                                                                                3,444,624

                TRANSPORTATION  0.7%
       6,000    Delta Air Lines, Inc.                                                             301,125
                                                                                            ---------------

                UTILITIES  2.9%
      10,000    American Water Works Company, Inc.                                                293,750
       8,646    Qwest Communications                                                              354,486
      11,000    Verizon Communications                                                            551,375
                                                                                            ---------------
                                                                                                1,199,611

                DIVERSIFIED  2.0%
       7,000    Minnesota Mining & Manufacturing Company                                          843,500
                                                                                            ---------------
                TOTAL COMMON STOCK  64.2%                                                      26,564,276

                SHORT TERM INVESTMENTS  4.1%

     696,235    Firstar Institutional Money Market Fund                                           696,235
   1,013,949    Merrill Lynch Institutional Money Market Fund                                   1,013,949
                                                                                            ---------------
                                                                                                1,710,184
                TOTAL SHORT TERM INVESTMENTS  4.1%

                TOTAL INVESTMENTS  99.3%                                                       41,096,166
                                                                                            ---------------

                OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%                                       273,700
                                                                                            ---------------

                NET ASSETS  100%                                                             $ 41,369,866
                                                                                            ===============

SEE ACCOMPANYING NOTES.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000


------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
Income:

     Dividends                                                                   $535,007
     Interest                                                                     933,962
                                                                           ---------------

   TOTAL INCOME                                                                                   $1,468,969

Expenses:
     Investment advisory fees (NOTE 5)                                            234,358
     Administrative fees                                                           90,041
     Transfer agent fees                                                           10,640
     Custodian fees                                                                 8,520
     Legal and audit fees                                                          21,089
     Other fees and expenses                                                        1,370
                                                                           ---------------

   TOTAL EXPENSES                                                                                    366,018
                                                                                              ---------------
   NET INVESTMENT INCOME                                                                           1,102,951

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4)
     Net realized gains on investments sold                                     3,587,458
     Unrealized appreciation of investments                                     1,259,199
                                                                           ---------------

   NET GAIN ON INVESTMENTS                                                                         4,846,657
                                                                                              ---------------

   INCREASE IN NET ASSETS FROM OPERATIONS                                                        $ 5,949,608
                                                                                              ===============

SEE ACCOMPANYING NOTES.


STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31
                                                                               2000              1999
                                                                         ----------------------------------
OPERATIONS

   Net investment income                                                     $ 1,102,951        $1,096,824
   Net realized gains on investments sold                                      3,587,458           647,007
   Unrealized appreciation of investments                                      1,259,199            33,014
                                                                            ------------      ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                         5,949,608         1,776,845

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                                 (1,157,045)       (1,104,630)
   Short-term gain distributed as ordinary income                                     --           (79,387)
   From net realized gains                                                    (3,591,587)         (563,646)
                                                                             ------------      ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                           (4,748,632)       (1,747,663)

CAPITAL STOCK TRANSACTIONS
   Proceeds from shares sold                                                   2,448,423         6,548,426
   Reinvestment of distributions from net investment
     income and net realized gains                                             4,095,773         1,433,119
   Cost of shares redeemed                                                    (6,986,184)       (5,755,458)
                                                                             ------------      ------------
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                                                   (441,988)        2,226,087
                                                                             -----------       -----------

TOTAL INCREASE IN NET ASSETS                                                     758,988         2,255,269

NET ASSETS

   Beginning of year                                                          40,610,878        38,355,609
                                                                            ------------      ------------
   End of year (including undistributed investment
     income of $-0- and $3,494, respectively)                                $41,369,866      $ 40,610,878
                                                                            ============      =============
CHANGES IN CAPITAL STOCK

   Shares sold                                                                    46,327           127,310
   Shares issued for reinvested distributions                                     78,505            28,545
   Shares redeemed                                                              (137,317)         (112,091)
                                                                            ------------      ------------

NET INCREASE (DECREASE) IN SHARES                                                (12,485)           43,764
                                                                             ============     =============


SEE ACCOMPANYING NOTES.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------


Note 1  --   The Fund is registered under the Investment Company Act of 1940
             (as amended) as a diversified, no-load, open-end management investment company. The investment objective of the Fund is to provide regular current income, the potential for capital appreciation, and a moderate level of volatility by investing in a diversified list of securities, including bonds, preferred stocks, common stocks and other securities convertible into common stock.

Note 2  --   Significant accounting polices of the Fund are as follows:

               (a) Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the adviser, Mairs and Power, Inc. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost.

               (b) Security transactions are recorded on `trade date plus one', with `trade date' being the date on which securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses are reported on an identified cost basis. As described in Note 6, premiums and discounts on fixed income securities are amortized and accreted, respectively.

DECEMBER 31, 2000
--------------------------------------------------------------------------------


               (c) The Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code applicable to investment companies and to make distributions of income and security gains sufficient to relieve it from all or substantially all income taxes.

Note 3 --      Purchases and sales of investment securities, excluding
               government and short-term securities, during the year ended
               December 31, 2000 aggregated $4,745,956 and $8,476,939,
               respectively.

Note 4 --      Net unrealized appreciation on investments for federal income tax purposes aggregated $17,605,506, of which $17,863,664 related to appreciated investment securities and $258,158 related to depreciated investment securities. Aggregate cost of investments for federal income tax purposes was $23,490,660.

Note 5 --      The investment advisory fees were paid to Mairs and Power,  Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser.
               Investment advisory fees were paid to the adviser pursuant to an advisory agreement approved by the directors of the Fund. The advisory fee is computed each month at an annual rate of .60% of the net asset value of the Fund on the last valuation day of the month. Directors of the Fund not affiliated with Mairs and Power, Inc. received compensation for meetings attended totaling $9,100 in 2000. No compensation was paid to any other director or officer of the Fund.

Note 6 --      Change in Accounting Principle.  The AICPA Audit and Accounting
               Guide for Investment Companies requires the amortization of premiums and accretion of discounts on debt securities effective for all funds with fiscal years beginning after December 15, 2000. In anticipation of this guidance, the Fund adopted this provision effective January 1, 2000. Prior to January 1, 2000, the Fund did not amortize premiums or accrete discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $49,207 increase in cost of securities and a corresponding $49,207 decrease in net unrealized appreciation, based on securities held by the Fund on January 1, 2000. The effect of this change for the year ended December 31, 2000 was to increase net investment income by $13,208, decrease net unrealized appreciation by $13,655, and decrease net realized gains by $447. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders
Mairs and Power Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Mairs and Power Balanced Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Balanced Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                    /s/ ERNST & YOUNG LLP

January 26, 2001

SUMMARY OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------
This table covers a period of generally rising bond and common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                                                           PER SHARE
                                                  ------------------------------------------------------------
                                                                 DISTRIBUTIONS    DIVIDENDS    PERFORMANCE OF
                                                                  OF REALIZED     FROM NET       AN ASSUMED
                       SHARES       TOTAL NET      NET ASSET      SECURITIES     INVESTMENT    INVESTMENT OF
      DATES         OUTSTANDING      ASSETS          VALUE           GAINS         INCOME         $10,000*
-------------       ------------  -------------   ----------    --------------   ----------  -----------------
Dec. 31, 1976          60,638       $  973,550       $ 16.06       $ 0.43         $ 0.80         $ 13,318
Dec. 31, 1977          94,234      $ 1,439,735       $ 15.28       $ 0.39         $ 0.88         $ 13,736
Dec. 31, 1978         100,458      $ 1,439,598       $ 14.33       $ 0.35         $ 1.00         $ 14,080
Dec. 31, 1979         113,790      $ 1,644,853       $ 14.46       $ 0.30         $ 1.10         $ 15,581
Dec. 31, 1980         129,196      $ 1,969,896       $ 15.25       $ 0.21         $ 1.25         $ 18,126
Dec. 31, 1981         132,236      $ 1,928,460       $ 14.59          -           $ 1.21         $ 18,780
Dec. 31, 1982         135,050      $ 2,274,421       $ 16.84       $ 0.33         $ 1.25         $ 24,139
Dec. 31, 1983         155,828      $ 2,907,432       $ 18.66          -           $ 1.28         $ 28,653
Dec. 31, 1984         155,810      $ 2,729,570       $ 17.52       $ 0.45         $ 1.28         $ 29,685
Dec. 31, 1985         183,348      $ 3,837,245       $ 20.93       $ 0.35         $ 1.13         $ 38,318
Dec. 31, 1986         253,724      $ 5,395,111       $ 21.27       $ 1.87         $ 0.98         $ 44,200
Dec. 31, 1987         295,434      $ 5,772,298       $ 19.54       $ 1.09         $ 1.06         $ 44,959
Dec. 31, 1988         317,426      $ 6,569,555       $ 20.70       $ 0.42         $ 1.12         $ 51,209
Dec. 31, 1989         344,486      $ 7,886,058       $ 22.89       $ 0.33         $ 1.08         $ 60,255
Dec. 31, 1990         366,158      $ 8,075,488       $ 22.06       $ 0.07         $ 1.07         $ 61,073
Dec. 31, 1991         400,276     $ 10,676,264       $ 26.67          -           $ 1.00         $ 76,879
Dec. 31, 1992         428,672     $ 11,535,822       $ 26.91       $ 0.30         $ 1.00         $ 81,383
Dec. 31, 1993         476,860     $ 13,441,576       $ 28.19       $ 0.63         $ 0.99         $ 90,210
Dec. 31, 1994         494,968     $ 12,972,976       $ 26.21       $ 0.37         $ 1.03         $ 88,332
Dec. 31, 1995         519,272     $ 16,978,753       $ 32.70       $ 0.28         $ 1.02         $114,865
Dec. 31, 1996         558,234     $ 20,565,014       $ 36.84       $ 0.54         $ 1.10         $135,462
Dec. 31, 1997         632,540     $ 28,789,593       $ 45.52       $ 0.35         $ 1.19         $173,423
Dec. 31, 1998         766,420     $ 38,355,609       $ 50.05       $ 0.60         $ 1.24         $197,981
Dec. 31, 1999         810,184     $ 40,610,878       $ 50.13       $ 0.81         $ 1.39         $207,098
Dec. 31, 2000         797,699     $ 41,369,866       $ 51.86       $ 4.92         $ 1.58         $241,369

       *ASSUMES THE REINVESTMENT OF ALL INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR A $10,000 INVESTMENT MADE AT THE BEGINNING OF 1976.
-------------------------------------------------------------------------------
   No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

    This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus.
            Please call or write if you desire further information.
-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                          ----------------------------
                 THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND
                (PERIOD ENDED DECEMBER 31, 2000) ARE AS FOLLOWS:
-------------------------------------------------------------------------------
 1 YEAR: +16.6%               5 YEARS: +16.0%                10 YEARS: +14.7%
-------------------------------------------------------------------------------
  THE TOTAL RETURN DATA REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN
   AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
-------------------------------------------------------------------------------


                             OFFICERS AND DIRECTORS
       William B. Frels..................................President and Director
       George A. Mairs, III..............................Secretary and Director
       Peter G. Robb................................Vice-President and Director
       Lisa J. Hartzell...............................................Treasurer
       Norbert J. Conzemius............................................Director
       Charlton Dietz..................................................Director
       Donald E. Garretson.............................................Director
       J. Thomas Simonet...............................................Director

     INVESTMENT ADVISER                                          FOR SHAREHOLDER ACCOUNT INFORMATION AND
                                                                 INQUIRIES, CALL 1-800-304-7404 OR WRITE TO:
     Mairs and Power, Inc.
     W-1420 First National Bank Building                         (REGULAR MAIL ADDRESS)
     332 Minnesota Street                                        ----------------------
     Saint Paul, Minnesota 55101
                                                                 Mairs and Power Balanced Fund
                                                                 c/o Firstar Mutual Fund Services, LLC
                                                                 615 East Michigan Street
                                                                 P. O. Box 701
     CUSTODIAN                                                   Milwaukee, Wisconsin 53201-0701

     Firstar Bank, N.A.
     615 East Michigan Street                                    (OVERNIGHT OR EXPRESS MAIL ADDRESS)
     P. O. Box 701                                               ----------------------------------
     Milwaukee, Wisconsin  53201
                                                                 Mairs and Power Balanced Fund
                                                                 c/o Firstar Mutual Fund Services, LLC
                                                                 3rd Floor
                                                                 615 East Michigan Street
     INDEPENDENT AUDITORS                                        Milwaukee, Wisconsin 53202

     Ernst & Young, LLP
     1400 Pillsbury Center
     200 South Sixth Street                                      For Fund literature and information, you
     Minneapolis, Minnesota  55402                               can also visit the Fund's web site at:

                                                                       www.mairsandpower.com

                                 MAIRS AND POWER

                               BALANCED FUND, INC.